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Exhibit 23.4

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 7, 2000 on the financial statements of MindSpring Enterprises, Inc. included in EarthLink, Inc.'s Form 10-K/A for the year ended December 31, 2000 into the Registration Statement on Form S-8.

Arthur Andersen LLP

Atlanta, Georgia
March 5, 2002

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  Exhibit 23.4
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS